SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) September 26, 2006
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                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act
---(17 CFR 230.425)
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
---(17 CFR 240.14a-12)
    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange --- Act(17 CFR 240.14d-2(b))
    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange --- Act (17 CFR 240.13e-4(c))




ITEM 1.01  Entry into a Material Definitive Agreement.

On September 26, 2006, AMCON Distributing Company (the "Company) entered into a new Employment Agreement with its Chairman and Chief Executive Officer, William F. Wright. The new Employment Agreement provides that Mr. Wright will cease to be the Chief Executive Officer of the Company at the earlier of the appointment of a new Chief Executive Officer or December 31, 2006. Mr. Wright will continue as Chairman of the Board through December 31, 2007, and as Vice Chairman thereafter through December 31, 2009. The new Employment Agreement supersedes and replaces the employment agreement dated January 1, 1998 between Mr. Wright and the Company ("1998 Agreement"). Mr. Wright will continue to receive his compensation and other benefits under the 1998 Agreement until December 31, 2006. Beginning January 1, 2007, under the new Employment Agreement, the Company will pay to Mr. Wright the same salary and benefits (including health insurance and auto allowance) which are paid to Mr. Wright on an annual basis as of the date of the new Employment Agreement. Mr. Wright's Salary for 2007, 2008 and 2009 shall be increased to take into account increases (but not decreases) in the cost of living from January 1, 2006 by increasing his salary as of the first day of 2007, 2008 and 2009 to an amount equal to
$448,000.00 times the ratio of (a) the Consumer Price Index   Seasonally
Adjusted U.S. City Average For All Items For All Urban Consumers (1982   1984
= 100) ("CPI") for the month ending before such first day to (b) the CPI as in effect on January 1, 2006. The CPI was published in the "Monthly Labor Review" of the Bureau of Labor Statistics of the United States Department of Labor.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 4, 2006, the Board of Directors of the Company appointed Christopher Atayan as its Chief Executive Officer. William F. Wright resigned as Chief Executive Officer effective October 4, 2006. As discussed in Item 1.01 of this Current Report on Form 8-K, Mr. Wright will continue as Chairman of the Board of the Company until December 31, 2007 and as Vice Chairman through December 31, 2009.

Mr. Atayan is 46 years old and has served as a director of the Company since 2004, and became the Vice Chairman and Chief Corporate Officer in March 2006. Mr. Atayan is also a consultant to Draupnir, LLC, the parent of Draupnir Capital, LLC. Mr. Atayan has served as Senior Managing Director of Slusser Associates, a New York investment banking firm since 1988.

ITEM 7.01 Regulation FD Disclosure

On October 4, 2006, the Company issued a press release announcing the naming of Christopher Atayan as its Chief Executive Officer. The press release attached hereto as Exhibit 99.1 is being furnished under Item 7.01 of this Form 8-K and is not deemed filed for purposes of Section 18 of the Exchange Act.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits

         EXHIBIT NO.       DESCRIPTION

         10.1 Agreement dated as of September 26, 2006 between the Company and William F. Wright

         99.1 Press release, dated October 4, 2006, issued by AMCON Distributing Company announcing appointment of Christopher Atayan as CEO

                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: October 10, 2006          By :     Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President & Acting
                                           Chief Financial Officer




































                        Exhibit 10.1

                         AGREEMENT

THIS AGREEMENT is made as of September 26, 2006 by and between AMCON Distributing Company, a Delaware corporation (the "Company"), and William F. Wright ("Executive").

WHEREAS, Executive has served as an executive officer of the Company pursuant to an Employment Agreement entered into as of January 1, 1998 (the "1998 Agreement"), which Employment Agreement has not been renewed and will expire on December 31, 2006; and

WHEREAS, the Company desires to retain the services of Executive through 2009 to assist the Company in strategic and financial matters and such other executive functions as may be appropriate, and Executive desires to remain in the Company's employ in such a capacity;

NOW, THEREFORE, in consideration of the mutual promises and considerations provided for herein, the Company and Executive agree as follows:

Section 1. Position; Term.

(a) Executive shall continue in the employ of the Company as its Chief Executive Officer until the earlier of the appointment by the Company's board of directors of a new Chief Executive Officer or December 31, 2006. Executive shall continue as Chairman of the Board of the Company through December 31, 2007 and thereafter as Vice Chairman of the Board through December 31, 2009. Executive's employment shall cease on December 31, 2009, or in the case of his earlier death or disability, then upon such event.

(b) Following Executive's ceasing to be the Chief Executive Officer under
Section 1(a) above, Executive will assist the Company in strategic and financial matters and report to the board of directors and the new Chief Executive Officer.

(c) Executive shall perform faithfully the executive duties assigned to him by the Board and the new Chief Executive Officer and will devote sufficient time and attention to the business and affairs of the Company in order to accomplish the foregoing. It is understood that Executive may serve as a director of other corporations, as a consultant to other corporations, and on civic or charitable boards or committees. Executive shall perform such duties from his current office location.

(d) The term of this Agreement shall expire on December 31, 2009 (the "Service Period").

Section 2. Salary and Benefits.

(a) Compensation and other benefits to be paid to Executive pursuant to the 1998 Agreement shall continue to be paid through December 31, 2006.

(b) Compensation and benefits following December 31, 2006 shall be as provided in this Agreement. As compensation for his services under this Agreement, the Company shall pay to Executive the same salary ("Salary") and benefits (including health insurance and auto allowance) which are paid to Executive on an annual basis as of the date of this Agreement. Executive's Salary for 2007, 2008 and 2009 shall be increased to take into account increases (but not decreases) in the cost of living from January 1, 2006 by so increasing such Salary as of the first day of 2007, 2008 and 2009 to an amount equal to $448,000 times the ratio that the CPI for the month ending next preceding such first day bears to the CPI as in effect on January 1, 2006. The term "CPI" shall mean the "Consumer Price Index-Seasonally Adjusted U.S. City Average For All Items For All Urban Consumers (1982-1984=100)" published monthly in the "Monthly Labor Review" of the Bureau of Labor Statistics of the United States Department of Labor ("CPI-U"). In the event the CPI-U is discontinued, comparable statistics on the purchasing power of the consumer dollar published by the Bureau of Labor Statistics of the United States Department of Labor shall be used. In the event the Bureau of Labor Statistics shall no longer maintain statistics on the purchasing power of the consumer dollar, comparable statistics published by a responsible financial periodical or recognized authority selected by the Company shall be used. Otherwise, Executive's Salary shall not be increased or decreased.

(c) Executive shall not participate in any retirement, bonus, equity or other incentive plan of the Company and shall not be paid any directors' fees, except that the Company will continue with the 401(k) match during the Service Period.

(d) The current split dollar life insurance arrangement between the Company and Executive set forth in that certain agreement between Executive and the Company, dated December 10, 2004 (the "Split Dollar Life Insurance Agreement"), shall continue in its present form and terms. For avoidance of doubt, the Company acknowledges that Executive is now, and will continue to be after the termination of his service to the Company, the sole owner of the split dollar life insurance policy and Executive acknowledges that the Company will have no obligation to make premium payments after such termination and that repayment of premiums paid by the Company prior to October 2002 shall be repaid under the circumstances specified in the Split Dollar Life Insurance Agreement.

(e) In the event of the death or disability of Executive, the Salary and, in the case of disability, the medical insurance to be provided Executive under this Agreement shall continue to be paid and provided to Executive through December 31, 2009. In the case of Executive's death, the Salary shall be paid to such person as may be as designated in writing by Executive to the Company, or if not designated, then paid to his estate.

Section 3. Reimbursement of Business Expenses; Staff/Office Support.

(a) The Company shall reimburse Executive for all reasonable out-of-pocket expenses incurred by him in the course of performing his duties under this Agreement which are consistent with the Company's policies in effect from time to time with respect to travel, entertainment and other business expenses, subject to the Company's reasonable requirements with respect to reporting and documentation of such expenses and approval by the Chairman of the Audit Committee.

(b) Executive shall be provided with appropriate staff support to carry out his duties, which it is understood will include one full-time assistant located at Executive's current office location. Such assistant shall also (i) continue to provide services to the Vice Chairman through December 31, 2006 and to the Chairman of the Board thereafter, and (ii) provide support services to each of the standing committees of the board of directors.



(c) The Company shall continue to provide Executive with his current office and related services and shall pay the related office maintenance fee to AMCON Corporation in the amount and manner currently being paid, through December 31, 2009.

Section 4. Indemnity Provisions. All provisions of the Company 's bylaws and Certificate of Incorporation, as currently in effect, providing for indemnification of officers and directors, shall continue to apply and shall be available to Executive, irrespective of whether or not such provisions are amended after the date hereof.

Section 5. Termination of Salary and Benefits. In the event that Executive should commit Serious Misconduct, the Company (acting by resolution of the Board) may elect to terminate the payment of further Salary and benefits under
Section 2 hereof by providing written notice to Executive. In such case, Executive shall be entitled to receive any compensation which is accrued and unpaid as of the date such notice is given to Executive. "Serious Misconduct" means embezzlement or misappropriation of corporate funds, other acts of dishonesty, significant activities materially harmful to the reputation of the Company, commission of a felony, willful refusal to perform or substantial disregard of the duties properly assigned by the Board, significant violation of any statutory or common law duty of loyalty to the Company or a material violation of Section 7 or 8 below.

Section 6. Assignment and Succession.

(a) The rights and obligations of the Company under this Agreement shall inure to the benefit of and be binding upon its respective successors and assigns, and Executive's rights hereunder shall inure to the benefit of his personal or legal representatives, executors, administrators, successors, heirs, assigns, or designees, whether so expressed or not.

(b) Executive acknowledges that the services to be rendered by him hereunder are unique and personal. Accordingly, Executive may not pledge or assign any of his rights or delegate any of his duties or obligations under this Agreement without the express prior written consent of the Company.

(c) The Company may not assign its interest in or obligations under this Agreement without the prior written consent of Executive.

Section 7. Confidential Information. Executive acknowledges that the information, observations and data obtained by him during the course of his performance under this Agreement concerning the business or affairs of the Company and its subsidiaries is the property of the Company or such subsidiary, as the case may be. Therefore, during his employment by the Company and at all times thereafter, Executive will not directly or indirectly use, divulge, furnish or make accessible to any unauthorized person or use for his own account any confidential or proprietary information or trade secrets of the Company or any of its subsidiaries without the Board's prior written consent except and to the extent required by law (and upon prompt written notice of such requirement to the Company and such subsidiary) or any of such information, observations or data without the Board's prior written consent unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Executive's acts or omissions to act. In the event Executive shall be required by law to make any disclosure as set forth above, Executive shall promptly notify the Company and such subsidiary in writing of the basis for and the extent of the required disclosure and shall cooperate with the Company and such subsidiary to preserve in full the confidentiality of all intellectual property, trade secrets, confidential information and other proprietary rights of the Company and such subsidiary. Executive agrees to deliver to the Company at the termination of his employment, or at any other time upon written request by the Company, all memoranda, notes, plans, records, reports and other documents relating to the business of the Company and its subsidiaries which he may then possess or have under his control.

Section 8. Covenant Not To Compete.

(a) Executive agrees that during his employment with the Company, and for one year thereafter (the "Noncompete Period"), he will neither directly nor indirectly engage in, have any interest in, own, manage, operate, control, be connected with as a stockholder, joint venture, officer, employee, partner or consultant or invest or participate in a business competing with any of the businesses then conducted (or, to the knowledge of Executive, planned to be conducted within one year) by the Company or any of its successors or then subsidiaries, within any geographical area in which the Company or its subsidiaries engage or plan within one year to engage in any such businesses. During the Noncompete Period, Executive shall not directly or indirectly through another entity:

     (i) Induce or attempt to induce any employee of the Company or any subsidiary to leave the employ of the Company or such subsidiary, or in any way interfere with the relationship between the Company or any subsidiary and any employee thereof, or

       (ii) Induce or attempt to induce any customer, supplier, licensee or other business relation of the Company or any subsidiary to cease doing business with the Company or such subsidiary, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company or any subsidiary.

(b) Nothing contained in this Section 8 shall prevent Executive from owning an interest in any corporation or other business entity, whether public or private, provided such corporation or other business entity is not competing directly or indirectly with the Company or its subsidiaries as described in Section 8. Nothing contained herein shall prevent Executive from serving as a paid consultant to other companies or serving as a member of the board of directors of other corporations.

(c) If, under the circumstances existing at the time of enforcement of this
Section 8, the period, scope of geographic area described in this Section 8 shall be found or held by a court of competent jurisdiction to be unreasonable, the parties hereto agree that the maximum period, scope or geographic area reasonable under the circumstances shall be substituted for the stated period, scope or geographic area.

(d) The parties hereto agree that, in the event of the breach of Section 7 or this Section 8 by Executive, monetary damages alone would not be an adequate remedy to the Company and its subsidiaries for the injury that would result from such breach, and that the Company and its subsidiaries shall be entitled, at any time after such breach, to immediately obtain injunctive relief prohibiting any further breach of this Agreement. Executive further agrees that any such injunctive relief obtained by the Company of any of its subsidiaries shall be in addition to monetary damages.

Section 9. Remedies. The parties hereto will be entitled to enforce their respective rights under this Agreement specifically to recover damages by reason of any breach of this Agreement and to exercise all other rights existing in their favor. The parties hereto acknowledge and agree that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto (and any original stockholder to the extent named as a third-party beneficiary) may, in its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

Section 10. Attorney's Fees. In the event any legal action is commenced by either party hereto, the prevailing party shall be entitled to recover reasonable attorney's fees as established by the court of jurisdiction, together with all cost of litigation.

Section 11. Deferral of Payments. Notwithstanding anything herein to the contrary, the Company may defer any payment due under this Agreement to the earliest date upon which the payment can be made and deducted by the Company in light of the provisions of Section 162(m) of the Internal Revenue Code.

Section 12. Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matters covered hereby and shall supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way and shall not be amended or waived except in writing signed by the parties hereto.

Section 13. Notices. Any notice or request required or permitted to be given hereunder shall be in writing and will be deemed to have been given:

       (a) When delivered personally, sent by telecopy (with hard copy to follow) or overnight express courier; or

        (b) Five (5) days following mailing by certified or registered mail, postage prepaid and return receipt requested, to the addresses below unless another address is specified by such party in writing:

To the Company:
AMCON Distributing Company
7405 Irvington Road
Omaha, NE  68122
Attention: Vice Chairman
Before December 31, 2007,
Attention:  Vice  Chairman
After December 31, 2007,
Attention:  Chairman
Telephone:  (402) 331-3727
Telecopy:  (402) 331-4834

To Executive: William F. Wright
1431 Stratford Court
Del Mar, CA  92014

Section 14. Headings. The article and section headings herein are for convenience of reference only and shall not define or limit the provisions hereof.

Section 15. Applicable Law. The corporate law of the State of Delaware will govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal laws of the State of Nebraska.

Section 16. Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held prohibited by, invalid or unenforceable in any respect under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 17. Amendments and Waivers. Any provision of this Agreement may be amended or waived only with the prior written consent of the Company and Executive.

Section 18. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto.

Section 19. Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

Section 20. Executive Representations. Executive hereby represents and warrants to the Company that (i) the execution, delivery and performance of this Agreement by Executive does not and will not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Executive is a party or by which he is bound, (ii) Executive is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any other person or entity and (iii) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of Executive, enforceable in accordance with its terms.

Section 21. Survival. Sections 5 through 21 of this Agreement shall survive and continue in full force in accordance with their terms notwithstanding any termination of Executive's employment by the Company under this Agreement.

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its duly authorized officer and Executive has signed this Agreement as of the date first written above.

AMCON DISTRIBUTING COMPANY

By:/s/ Christopher Atayan
Christopher Atayan, Vice Chairman

By:/s/ William F. Wright
William F. Wright




                             Exhibit 99.1

               AMCON APPOINTS NEW CHIEF EXECUTIVE OFFICER

                             NEWS RELEASE

Chicago, IL, October 4, 2006 - AMCON Distributing Company ("AMCON") (AMEX:DIT), an Omaha, Nebraska based consumer products company is pleased to announce that it has named Christopher Atayan Chief Executive Officer. William F. Wright, AMCON's founder, will continue in his role as Chairman of the Board. As previously reported, AMCON has internally reconfigured its internal management structure in a holding and operating company structure. The primary mission of the holding company is to focus on AMCON's broader financial issues, strategic planning and external corporate matters. This enables AMCON's senior operating executives to focus on the competitive issues in their respective industries.

"After 30 years with AMCON, and working with Chris on various projects for over 20 years, I have decided that now was the right time to pass the baton to Chris, the appropriate leader" said William F. Wright. "We have spent a considerable amount of energy at AMCON developing and implementing our new management structure. Over the course of the last seven months, we have seen that effort beginning to bear fruit. As the largest common shareholder in AMCON, I am very comfortable that the business will be vested in Chris' able hands. Chris has been closely involved with our organization since the late 1980s initially as our Investment Banker and more recently as an Officer and Director. He and I have will continue to work collaboratively in the future on the major issues and opportunities we face as a company."

"One of the things that first drew me to AMCON was the original competitive strategy, focusing on superior service, that Bill Wright had envisioned for the company, said Christopher Atayan. "We intend to continue this heritage of quality; it is an important component of our objective of realizing value for our shareholders. I have great respect for Kathy Evans and Eric Hinkefent, our two senior operating executives; they have proven their abilities for many years in a wide variety of economies and competitive conditions. Our business plan in the short and medium term is to continue to reduce debt and build our balance sheet strength while refocusing on generating earnings growth in our core businesses. In the longer term, we will opportunistically resume AMCON's growth trajectory internally from the additions of new retail stores and wholesale branches and externally from acquisitions. We believe our value added corporate strategy has important human resource benefits as well. AMCON's goal is to attract and retain the highest caliber executives in the industries in which we compete. Moreover, we want to be recognized as an organization where young people with talent have a bright future."

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akins Natural Foods Market. Hawaiian Natural Water Company, Inc. produces and sells natural spring water under the Hawaiian Springs label in Hawaii and other foreign markets and purified bottled water on the Island of Oahu in Hawaii. The natural spring water is bottled at the source on the Big Island of Hawaii.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

For Further Information Contact:
Christopher H. Atayan
AMCON Distributing Company
Ph 312-327-1770
Fax: 312-527-3964

-end-